Vanguard® Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Basic Materials (1.4%)
	Linde plc	418,788	173,282
	Ecolab Inc.	230,478	44,189
			217,471
Consumer Discretionary (21.7%)
*	Amazon.com Inc.	7,865,570	1,149,081
*	Tesla Inc.	2,290,162	549,822
	Costco Wholesale Corp.	379,085	224,699
*	Netflix Inc.	380,194	180,201
	McDonald's Corp.	624,780	176,088
*	Walt Disney Co.	1,576,961	146,169
	Home Depot Inc.	430,086	134,828
	NIKE Inc. Class B	1,059,721	116,855
	Starbucks Corp.	993,495	98,654
*	Booking Holdings Inc.	30,957	96,762
*	Uber Technologies Inc.	1,693,801	95,496
	TJX Cos. Inc.	998,160	87,948
*	O'Reilly Automotive Inc.	53,553	52,609
*	Lululemon Athletica Inc.	104,084	46,505
	Marriott International Inc. Class A	226,394	45,890
*	Airbnb Inc. Class A	361,146	45,627
	Ross Stores Inc.	308,403	40,210
	Yum! Brands Inc.	256,108	32,154
*	Chipotle Mexican Grill Inc.	12,943	28,504
	Estee Lauder Cos. Inc. Class A	192,034	24,521
*	AutoZone Inc.	8,654	22,586
	Hilton Worldwide Holdings Inc.	127,059	21,285
	Las Vegas Sands Corp.	212,075	9,781
	Dollar General Corp.	65,542	8,594
			3,434,869
Consumer Staples (0.6%)
*	Monster Beverage Corp.	663,900	36,614
	Colgate-Palmolive Co.	383,453	30,204
	Hershey Co.	138,339	25,997
			92,815
Energy (0.5%)
	Pioneer Natural Resources Co.	207,370	48,035
	Schlumberger NV	642,149	33,418
			81,453
Financials (1.6%)
	S&P Global Inc.	275,249	114,457
	Aon plc Class A (XNYS)	170,363	55,963

		Shares	Market Value ($000)
	Moody's Corp.	139,180	50,795
	Blackstone Inc.	323,843	36,390
			257,605
Health Care (7.5%)
	Eli Lilly & Co.	726,502	429,392
	Thermo Fisher Scientific Inc.	330,649	163,923
*	Intuitive Surgical Inc.	304,989	94,803
*	Vertex Pharmaceuticals Inc.	225,229	79,913
*	Regeneron Pharmaceuticals Inc.	88,698	73,070
	Danaher Corp.	290,208	64,806
	Zoetis Inc.	363,106	64,150
*	Boston Scientific Corp.	984,054	54,999
	Stryker Corp.	153,231	45,407
*	Edwards Lifesciences Corp.	546,512	37,004
	Agilent Technologies Inc.	268,130	34,267
*	Moderna Inc.	295,612	22,969
*	IDEXX Laboratories Inc.	39,976	18,622
			1,183,325
Industrials (7.6%)
	Visa Inc. Class A	1,367,979	351,133
	Mastercard Inc. Class A	717,036	296,731
	Accenture plc Class A	540,700	180,129
*	Boeing Co.	520,972	120,673
	Sherwin-Williams Co.	204,679	57,064
*	PayPal Holdings Inc.	967,304	55,726
	Automatic Data Processing Inc.	183,866	42,274
*	Fiserv Inc.	277,948	36,303
	Paychex Inc.	294,661	35,940
*	Block Inc. (XNYS)	507,341	32,181
*	Veralto Corp.	153	12
			1,208,166
Real Estate (1.2%)
	American Tower Corp.	407,791	85,139
	Equinix Inc.	82,301	67,076
	Public Storage	142,815	36,955
			189,170
Technology (57.0%)
	Apple Inc.	12,564,892	2,386,701
	Microsoft Corp.	6,286,416	2,381,986
	NVIDIA Corp.	1,539,334	719,947
*	Alphabet Inc. Class A	5,023,998	665,830
*	Meta Platforms Inc. Class A	1,886,713	617,238
*	Alphabet Inc. Class C	4,175,285	559,154
*	Adobe Inc.	389,650	238,080
*	Salesforce Inc.	793,270	199,825
*	Advanced Micro Devices Inc.	1,388,262	168,202
	Intuit Inc.	229,396	131,091
*	ServiceNow Inc.	176,632	121,124
	Texas Instruments Inc.	782,042	119,426
	Applied Materials Inc.	723,201	108,321
	Lam Research Corp.	115,555	82,728
*	Palo Alto Networks Inc.	268,797	79,319
*	Synopsys Inc.	133,955	72,768
	KLA Corp.	120,483	65,617
*	Cadence Design Systems Inc.	239,955	65,573
*	Workday Inc. Class A	184,990	50,080
*	Snowflake Inc. Class A	250,027	46,925

		Shares	Market Value ($000)
*	Crowdstrike Holdings Inc. Class A	195,476	46,326
*	Autodesk Inc.	191,986	41,935
	Marvell Technology Inc.	406,565	22,658
*	Fortinet Inc.	323,170	16,986
			9,007,840
Telecommunications (0.7%)
	T-Mobile US Inc.	465,622	70,053
*	Charter Communications Inc. Class A	88,142	35,268
			105,321
Total Common Stocks (Cost $11,958,081)			15,778,035
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.438% (Cost $22,754)	227,574	22,755
Total Investments (99.9%) (Cost $11,980,835)			15,800,790
Other Assets and Liabilities—Net (0.1%)			12,254
Net Assets (100%)			15,813,044
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	December 2023	52	16,625	775
E-mini S&P 500 Index	December 2023	6	1,373	39
				814

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Boston Scientific Corp.	8/30/24	BANA	16,767	(5.331)	—	(68)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At November 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $518,000 in connection with open over-the-counter swap contracts.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	15,778,035	—	—	15,778,035
Temporary Cash Investments	22,755	—	—	22,755
Total	15,800,790	—	—	15,800,790
Derivative Financial Instruments
Assets
Futures Contracts[1]	814	—	—	814
Liabilities
Swap Contracts	—	68	—	68
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.